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                                                                Exhibit 99.B.E26

                                     FORM OF
                                    AMENDMENT
                             DATED FEBRUARY 17, 2006
                                       TO
                              RYDEX VARIABLE TRUST
                             INVESTOR SERVICES PLAN,
                            DATED DECEMBER 31, 1998,
                                   AS AMENDED

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                                     FORM OF
                                  AMENDMENT TO
                              RYDEX VARIABLE TRUST
                             INVESTOR SERVICES PLAN

                              INVESTOR SERVICE FEE

RYDEX FUNDS

     Nova Fund
     Ursa Fund
     Precious Metals Fund
     OTC Fund
     Juno Fund
     Large-Cap Europe Fund
     Large-Cap Japan Fund
     Mekros Fund
     Medius Fund
     Titan 500 Fund
     Tempest 500 Fund
     Velocity 100 Fund
     Venture 100 Fund
     Long Dynamic Dow 30 Fund
     Inverse Dynamic Dow 30 Fund
     Large-Cap Value Fund
     Large-Cap Growth Fund
     Mid-Cap Value Fund
     Mid-Cap Growth Fund
     Inverse Mid-Cap Fund
     Small-Cap Value Fund
     Small-Cap Growth Fund
     Inverse Small-Cap Fund
     Strengthening Dollar Fund
     Weakening Dollar Fund
     U.S. Government Bond Fund
     U.S. Government Money Market Fund
     All-Cap Value Fund Internet Fund
     Real Estate Fund
     Utilities Fund
     Commodities Fund
     Sector Rotation Fund
     Core Equity Fund
     Absolute Return Strategies Fund
     Market Neutral Fund
     Hedged Equity Fund
     CLS AdvisorOne Amerigo Fund
     CLS AdvisorOne Clermont Fund

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     CLS AdvisorOne Berolina Fund
     S&P 500 FUND
     DYNAMIC RUSSELL 2000 FUND
     INVERSE DYNAMIC RUSSELL 2000 FUND
     RUSSELL 2000 FUND

INVESTOR SERVICE FEE                             Twenty-Five basis points (.25%)

CALCULATION OF FEE

     The investor service fee is based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.

     ADDITIONS ARE NOTED IN BOLD.